UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2018

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 27, 2018, Endo International plc (the “Company,” “Endo,” or “we”) issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2017 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The Company utilizes certain financial measures that are not prescribed by or prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"). The Company utilizes these financial measures, commonly referred to as “non-GAAP,” because (i) they are used by the Company, along with financial measures in accordance with GAAP, to evaluate the Company's operating performance; (ii) the Company believes that they will be used by certain investors to measure the Company’s operating results; (iii) the Compensation Committee of the Company's Board of Directors uses adjusted diluted EPS and Adjusted EBITDA, or measures derived from such, in assessing the performance and compensation of substantially all of the Company's employees, including executive officers and (iv) the Company’s leverage ratio, as defined by the Company’s credit agreement, is calculated based on non-GAAP financial measures. The Company believes that presenting these non-GAAP measures provides useful information about the Company's performance across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable, pursuant to the procedure as described in the succeeding paragraph.
The initial identification and review of the non-GAAP adjustments necessary to arrive at these non-GAAP financial measures are performed by a team of finance professionals that include the Chief Accounting Officer and segment finance leaders in accordance with the Company’s Adjusted Income Statement Policy, which is reviewed and approved by the Company’s Audit Committee. Company tax professionals, including the Vice President of Tax, review and determine the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below. Proposed adjustments, along with any items considered but excluded, are presented to the Chief Accounting Officer, Chief Executive Officer and/or the Chief Financial Officer for their consideration. In turn, the non-GAAP adjustments are presented to the Audit Committee on a quarterly basis as part of the Company’s standard procedures for preparation and review of the earnings release and other quarterly materials.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures used by others. The definitions of the most commonly used non-GAAP financial measures are presented below:
Adjusted income from continuing operations
Adjusted income from continuing operations represents income (loss) from continuing operations, prepared in accordance with GAAP, adjusted for certain items. Adjustments to GAAP amounts may include, but are not limited to, certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense; litigation-related and other contingent matters; gains or losses from early termination of debt; foreign currency gains or losses on intercompany financing arrangements; and certain other items; further adjusted for the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below.
Adjusted diluted earnings per share from continuing operations and adjusted diluted weighted average shares
Adjusted diluted earnings per share from continuing operations represent adjusted income from continuing operations divided by the number of adjusted diluted weighted average shares.
Both GAAP and non-GAAP diluted per share data is computed based on weighted average shares outstanding and, if there is net income from continuing operations (rather than net loss) during the period, the dilutive impact of share equivalents outstanding during the period. Diluted weighted average shares outstanding and adjusted diluted weighted average shares outstanding are calculated on the same basis except for the net income or loss figure used in determining whether to include such dilutive impact.
Adjusted gross margin
Adjusted gross margin represents total revenues less cost of revenues, prepared in accordance with GAAP, adjusted for the items enumerated above under the heading "Adjusted income from continuing operations," to the extent such items relate to cost of revenues. Such items may include, but are not limited to, amortization of intangible assets and inventory step-up recorded as part of our acquisitions, certain excess inventory reserves resulting from restructuring initiatives, separation benefits and certain excess costs that will be eliminated pursuant to integration plans.

Adjusted operating expenses
Adjusted operating expenses represent operating expenses, prepared in accordance with GAAP, adjusted for the items enumerated above under the heading "Adjusted income from continuing operations," to the extent such items relate to operating expenses. Such items may include, but are not limited to, certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; litigation-related and other contingent matters; and certain other items.
Adjusted interest expense
Adjusted interest expense represents interest expense, net, prepared in accordance with GAAP, adjusted for certain non-cash interest expense and penalty interest.
Adjusted income taxes
Adjusted income taxes are calculated by tax effecting adjusted pre-tax income and permanent book-tax differences at the applicable effective tax rate that will be determined by reference to statutory tax rates in the relevant jurisdictions in which the Company operates. Adjusted income taxes include current and deferred income tax expense commensurate with the non-GAAP measure of profitability. Adjustments are then made for certain items relating to prior years and for tax planning actions that are expected to be distortive to the underlying effective tax rate and trend in the effective tax rate. The most directly comparable GAAP financial measure for Adjusted income taxes is income tax expense (benefit), prepared in accordance with GAAP. The adjusted effective tax rate represents the rate generated when dividing adjusted income tax expense or benefit by the amount of adjusted pre-tax income.
EBITDA and Adjusted EBITDA
EBITDA represents net income (loss) before interest expense, net; income tax; depreciation; and amortization, each prepared in accordance with GAAP. Adjusted EBITDA further adjusts EBITDA by excluding other (income) expense, net; share-based compensation; certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, excess inventory reserves, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; gains or losses from early termination of debt; discontinued operations, net of tax; and certain other items.
Net Debt and Net Debt Leverage Ratio
Net debt is calculated as the aggregate carrying amount of debt outstanding less unrestricted cash and cash equivalents.
The net debt leverage ratio is calculated as net debt divided by adjusted EBITDA for the trailing twelve-month period.
Because adjusted financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, the Company strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety. Investors are also encouraged to review the reconciliation of the non-GAAP financial measures used in the Earnings Release to their most directly comparable GAAP financial measures as included in the Earnings Release and within the quarterly earnings presentation available in the Investor Relations section of the Registrant’s website at http://www.endo.com. However, the Company does not provide reconciliations of projected non-GAAP financial measures to GAAP financial measures, nor does it provide comparable projected GAAP financial measures for such projected non-GAAP financial measures. The Company is unable to provide such reconciliations without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for asset impairments, contingent consideration adjustments, legal settlements, loss on extinguishment of debt, adjustments to inventory and other charges reflected in the reconciliation of historic numbers, the amount of which could be significant.
The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated into any registration statement or other document filed by the Registrant with the U.S. Securities and Exchange Commission under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
99.1	Press Release of Endo International plc dated as of February 27, 2018, reporting the Registrant's financial results for the three and twelve months ended December 31, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: February 27, 2018